SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 22, 1997
(Date of earliest event reported)

Commission File No. 333-32857




                       NationsBanc Asset Securities, Inc.




         Delaware                                   Applied For
 (State of Incorporation)                (I.R.S. Employer Identification No.)


100 North Tryon Street
Charlotte, North Carolina                                        28255
Address of principal executive offices                        (Zip Code)



                                 (704) 386-2400
               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                         if changed since last report)




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ITEM 5.  Other Events

     On December 22, 1997, NationsBanc Asset Securities, Inc., a Delaware corporation (the "Registrant"), sold Asset Backed Certificates, Series 1997-1, Class A (the "Offered Certificates"), having an aggregate original principal balance of $365,775,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997, among the Registrant, NationsBanc Home Equity Services Corporation, as servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Asset Backed Certificates, Series 1997-1, Class X, Class LR, Class MR and Class R, having no certificate balances (the "Retained Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 100% undivided interest in the initial principal amount of a trust fund (the "Trust Fund"), consisting principally of a pool of fixed and adjustable interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans. The remaining undivided interests in the Trust Fund are evidenced by the Retained Certificates. Distributions on the Retained Certificates are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that Available Funds are sufficient therefor.

     An election will be made to treat the Trust Estate as three separate REMICs for federal income tax purposes (respectively, the "Upper-Tier REMIC,"
"Middle-Tier REMIC" and "Lower-Tier REMIC"). The Class A and Class X Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class LR, Class MR and Class R Certificates will be treated as the "residual interests" in the Lower-Tier REMIC, Middle-Tier REMIC and Upper-Tier REMIC, respectively.



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ITEM 7.  Financial Statements and Exhibits

                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description

         (EX-4) Pooling and Servicing Agreement, dated as of December 1, 1997, among NationsBanc Asset Securities, Inc., NationsBanc Home Equity Services Corporation and U.S. Bank National Association, as trustee.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONSBANC ASSET SECURITIES, INC.

December 22, 1997
                                     /s/ Robert J. Perret
                                     By:  Robert J. Perret
                                     Title:  Senior Vice President

                                INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.               Description                             Electronic (E)


 (EX-4)                   Pooling and Servicing                         E

                         Agreement,  dated as of December 1,
                         1997   among    NationsBanc   Asset
                         Securities,  Inc., NationsBanc Home
                         Equity  Services   Corporation  and
                         U.S. Bank National Association,  as
                         trustee.